Risk Administration	12 Months Ended
Dec. 31, 2025
Risk Administration
Risk Administration

Note 5 Risk Administration

Risk administration

In companies where CCU has a controlling interest, the Company’s Administration and Finance Management Department provides a centralized service for the group’s companies to obtain financing and administration of exchange rates, interest rates, liquidity, inflation, raw materials and credit risks. Such activity operates in accordance with a framework of policies and procedures which is regularly reviewed to ensure it fulfils the purpose of managing the risks by business needs.

In companies with a non-controlling interest (VSPT, CPCH, Aguas CCU-Nestlé S.A., Cervecería Kunstmann S.A., Aguas de Origen S.A., Bebidas Bolivianas BBO S.A., Bebidas del Paraguay S.A., Distribuidora del Paraguay S.A. and AV S.A.) the responsibility for this service lies with the respective Board of Directors and respective Administration and Finance Management Department. When applicable, the Board of Directors and Directors Committee has the final responsibility for establishing and reviewing the risk administration structure, as well as for the reviewing significant changes made to risk management policies.

In accordance with financial risk policies, the Company uses derivate instruments only for the purpose of hedging exposure to interest rate and exchange rate risks arising from the Company’s operations and its sources of financing, which some of them are treated as hedges for accounting purposes. Transactions with derivate instruments are exclusively carried out by the Administration and Finance staff and the Internal Audit Management Department regularly reviews the control of this function. Relationships with credit rating agencies and monitoring of financial restrictions (covenants) are also managed by the Corporate Administration and Finance Management Department.

The Company’s main risk exposure is related to exchange rates, interest rates, inflation and raw materials price (commodities), taxes, trade accounts receivable and liquidity. Several types of financial instruments are used to manage the risk originated by these exposures.

For each of the following points, where applicable, the sensitivity analysis developed are merely for illustration purposes, since in practice the variables used for this excercise rarely change without affecting each other and without affecting other factors that were considered as constant and which also affect the Company’s financial position and results.

Exchange rate risk

The Company is exposed to exchange rate risks originated by: a) its net exposure to foreign currency assets and liabilities, b) exports revenues, c) the purchase of raw materials and capital investments in foreign currencies, or indexed in such currencies, and d) the net investment of subsidiaries in foreign countries. The Company’s greatest exchange rate exposure is to the variation on the Chilean peso as compared to the US Dollar, Euro, Argentine Peso, Uruguayan Peso, Paraguayan Guarani, Bolivian and Colombian Peso.

As of December 31, 2025, the Company maintained foreign currency obligations amounting to ThCh$ 636,770,046 (ThCh$ 725,459,706 for the year ended December 31, 2024) mostly denominated in US Dollars. Foreign currency obligations ThCh$ 548,871,274 as of December 31, 2025 (ThCh$ 600,172,708 for the year ended December 31, 2024) represent a 46% (44% as of December 31, 2024) of total other financial liabilities. The remaining 54% (56% as of December 31, 2024) is mainly denominated in Unidades de Fomento (inflation-indexed Chilean monetary unit - see inflation risk section) and CLP. In addition, the Company has assets in foreign currency the amount of ThCh$ 418,089,214 (ThCh$ 621,497,508 for the year ended December 31, 2024) that mainly correspond to cash and cash equivalent and export accounts receivable.

To protect the value of the net foreign currency assets and liabilities position of its Chilean and Argentinean operations, the Company enters into derivate contracts (currency forwards) to mitigate any variation in the Chilean peso and Argentinean peso as compared to other currencies.

Regarding the operations of foreign subsidiaries, the net liability exposure in US Dollars and other currencies after the use of derivative instruments, is equivalent to ThCh$ 77,324,804 (ThCh$ 74,315,533 as of December 31, 2024).

As of December 31, 2025 the net exposure in Chile, in US Dollars and other currencies after the use of derivate instruments, is an asset of ThCh$ 13,450,686 (ThCh$ 4,356,360 for the year ended December 31, 2024).

As of December 31, 2025 of the Company’s total sales, both in Chile and abroad, 5% (5% as of December 31, 2024 and 5% as of 2023) corresponds to export sales in foreign currencies, mainly US Dollars, Euros, British pounds and other currencies and approximately 59% (65% as of December 31, 2024 and 62% as of 2023) of total direct costs correspond to raw materials and products purchased in foreign currencies, or indexed to such currencies. The Company does not hedge the possible variations in the expected cash flows from such transactions.

The Company is also exposed to fluctuations in exchange rates related to the conversion from the US Dollar, Argentine Peso, the Paraguayan Guaraní, the Uruguayan Peso, the Bolivian, the British pound, the Peruvian Sol and the Colombian Peso to Chilean Pesos with respect to assets, liabilities, income and expenses of its subsidiaries in Argentina, United States, Uruguay, Paraguay, Bolivia, China and United Kingdom, associates in Argentina and Perú and a joint venture in Colombia. The Company does not hedge the risks associated to the conversion of its subsidiaries, whose effects are recorded in equity.

Exchange rate sensitivity analysis

The effect of foreign exchange gains (losses) recognized in the Consolidated Statement of Income by Function for the year ended December 31, 2025, related to assets and liabilities denominated in foreign currency, was a profit of ThCh$ 1,473,549 (loss of ThCh$ 17,797,269 on 2024 and ThCh$ 65,944,570 on 2023).

Considering the exposure in Chile at December 31, 2025, after the use of derivative instruments is an asset of ThCh$ 13,450,686 (liability ThCh$ 4,356,360 as of December 31, 2024), and assuming a 10% increase/decrease in the exchange rate, and keeping constant all other variables such as interest rates constant, it is estimated that the effect on the Company’s net income would be a gain/loss after taxes of ThCh$ 981,900 (ThCh$ 318,104 as of December 31, 2024 and ThCh$ 545,052 as of 2023) associated of the owners of the controller.

Considering that approximately 5% of the Company’s sales revenue comes from export sales carried out in Chile (5% as of 2024 and 5% as of 2023), in currencies other than Chilean Peso, and that approximately 59% (65% as of December 31, 2024 and 62% as of 2023) of the Company’s direct costs are in or indexed to the US Dollar and assuming that the functional currencies will appreciate/depreciate by 10% in respect to the US Dollar, and keeping all other variables constant, the hypothetical effect on the Company’s income would be a gain/loss after taxes of ThCh$ 45,277,317 (ThCh$ 48,376,600 as of December 31, 2024 ad ThCh$ 41,161,484 as of 2023).

The Company can also be affected by changes in the exchange rate of the countries where its foreign subsidiaries operate, since income is converted to Chilean Pesos at the average exchange rate of each month (except for Argentina which uses the end of period exchange rate as the reporting date). The operating income of foreign subsidiaries for the period ended December 31, 2025 was an income of ThCh$ 9,665,120, ThCh$ 31,554,223 on 2024 and ThCh$ 60,164,242 as of 2023). Therefore, a depreciation/appreciation of 10% in the exchange rate of the Argentine Peso, the Uruguayan Peso, the Paraguayan Guarani and the Bolivian against the Chilean Peso, would result in a gain/loss before taxes of ThCh$ 966,512 (ThCh$ 3,155,422 as of 2024 and ThCh$ 6,016,424 on 2023).

The net investment in foreign subsidiaries, joint ventures and associates as of December 31, 2025 amounted to ThCh$ 751,809,199, ThCh$ 124,969,753 and ThCh$ 1,599,055 respectively (ThCh$ 899,751,161, ThCh$ 123,023,739 and ThCh$ 1,813,524 as of December 31, 2024). Assuming a 10% increase or decrease in the Argentine Peso, Uruguayan Peso, Paraguayan Guarani, Bolivian and Colombian Peso against the Chilean Peso, and maintaining all other variables constant, the increase/decrease would hypothetically result in a gain/loss of ThCh$ 87,837,801 (ThCh$ 102,458,842 the 2024 and ThCh$ 42,522,085 as of 2023) recorded as a credit/charge to equity.

The Company does not hedge risks associated to currency conversion of the financial statements of its subsidiaries that have a different functional currency, whose effects are recorded in equity.

Interest rate risk

Interest rate risk mainly originates from the Company’s financing sources.

To manage interest rate risk, the Company has a policy which seeks to reduce the volatility of its finance cost, and maintain a suitable percentage of its debt in fixed rate instruments. The financial position is mainly set by the use of short-term and long-term, as well as derivate instruments such as cross currency swaps. As of December 31, 2025 and 2024, a 100% of the Company’s debt is at fixed interest rates.

The term and conditions of the Company’s obligations with financial institutions as of December 31, 2025, including exchange rates, interest rate, maturities and effective interest rates, are detailed in Note 21 - Other financial liabilities.

Interest rate sensitivity analysis

The total financial cost recognized in the Consolidated Statement of Income by Function for the year ended December 31, 2025, related to short and long-term debt amounted to ThCh$ 79,947,714 (ThCh$ 97,165,278 as of 2024 and ThCh$ 77,023,048 on 2023).

Inflation risk

The Company maintains agreements indexed to Unidades de Fomento (UF) with third parties, as well as UF indexed financial debt which means the Company is exposed to fluctuations in the UF, generating an increase in the value of those agreements and liabilities if the UF increases due to inflation. This risk is partially mitigated by the Company’s policy of keeping net sales per unit in UF constant as long as the market conditions allow it, and taking cross currency swaps if the market conditions are favorable to the Company.

Inflation in Argentina showed significant increases since the beginning of 2018, where the cumulative inflation rate of three years, calculated using different combinations of consumer price indices, exceeded 100% for several months. Therefore, as prescribed by IAS 29, Argentina was declared a hyperinflationary economy as of July 1, 2018 (See Note 2 - Summary of material accounting policies (2.4)).

Inflation sensitivity analysis

Income from indexation units recognized in the Consolidated Statement of Income by Function for the year ended December 31, 2025, related to UF indexed short and long-term debt and the application of Hyperinflation Accounting in Argentina, is a loss of ThCh$ 17,631,014 (ThCh$ 10,722,033 on 2024 and ThCh$ 14,025,895 as of 2023). Assuming a reasonably possible 3% increase/decrease in the Unidad de Fomento and 30% of inflation in Argentina, and keeping all other variables such as interest rates constant, the aforementioned increase/decrease would hypothetically result in a gain/loss of ThCh$ 15,272,730 (ThCh$ 8,948,677 as of December 31, 2024 and ThCh$ 11,592,842 as of December 2023).

Raw material Price risk

The main exposure to raw materials price variation is related to barley, malt, and cans used in the production of beer, concentrates, sugar and plastic containers used in the production of soft drinks and bulk wine and grapes for the manufacturing of wine and spirits.

Malt and cans

In Chile, the Company obtains its malt supply from both local producers and the international market. Long-term supply agreements are entered into with local producers where the barley price is set annually according to market prices, which are used to determine the price of malt according to the agreements.

The purchase commitments made expose the Company to raw materials price fluctuation risk. CCU Argentina acquires malt from local producers. These raw materials represent approximately 8% (8% as of December 31, 2024 and 2023) of the direct cost of the Chile Operating segment.

For the period ended December 31, 2025 in the Chile Operation segment, the cost of cans represented approximately 17% of direct costs (22% as of December 31, 2024 and 21% as of December 31, 2023). In the International Business Operating segment, the cost of cans represented approximately 34% of direct raw materials costs December 31, 2025 (35% as of December 31, 2024 and 32% as of 2023).

Concentrates, sugar and plastic containers

The main raw materials used in the production of non-alcoholic beverages are concentrated, which are mainly acquired from licenses, sugar and plastic resin for the manufacturing of plastic bottles and containers. The Company is exposed to price fluctuation risks involving these raw materials, which jointly represent approximately 29% (28% as of December 31, 2024 and 2023) of the direct cost of the Chile Operating segment.

The Company does not engage in hedging raw materials purchases.

Grapes and wine

The main raw materials used by subsidiary Viña San Pedro Tarapacá S.A. (from now VSPT) for wine production are grapes harvested from its own vineyards and grapes and wine acquired from third parties through long-term and spot contracts. In the last 12 months, approximately 29% (34% for the year endend December 31, 2024 and 2023) of VSPT’s total wine supply came from its own vineyards. Regarding our export market, and considering our focus on this market, approximately 49% (57% for the year endend December 31, 2024 and 2023) of our wine supply for export came from our own vineyards.

The remaining 71% (66% for the year endend December 31, 2024 and 2023) supply was purchased from third parties through long-term and spot contracts. In the last 12 months, the subsidiary VSPT acquired 64% (56% for the year ended December 31, 2024 and 48% as of December 31, 2023) of the necessary grapes and wine from third parties through spot contracts. Additionally, the long-term transactions were 7% (10% as of December 31, 2024 and 17% as of 2023) of the total supply.

We should consider that as of December 31, 2025 wine represents 56% (53% as of December 31, 2024 and 56% as of December 31, 2023) of the total direct cost of the Wine Operating segment, and supplies purchased from third parties represented 36% (30% as of December 31, 2024 and 27% as of December 31, 2023).

Raw material Price sensitivity analysis

Total direct costs in the Consolidated Statement of Income by Function for the year ended December 31, 2025 amounted to ThCh$ 1,244,726,961 (ThCh$ 1,232,870,856 on 2024 and ThCh$ 1,090,286,882 on 2023). Assuming a reasonably possible 8% increase/decrease in the direct cost of each Operating segment and keeping all other variables such as exchange rates constant, the aforesaid increase/decrease would hypothetically result into a gain/loss before taxes of ThCh$ 67,943,621 (ThCh$ 65,932,456 on 2024 and ThCh$ 61,638,324 on 2023) for the Chile Operating segment, ThCh$ 23,918,659 (ThCh$ 25,188,226 as of December 31, 2024 and ThCh$ 17,294,358 on 2023) for the International Business Operating segment and ThCh$ 10,731,955 (ThCh$ 10,532,781 on 2024 and ThCh$ 9,926,816 on 2023) for the Wine operating segment.

Credit risk

The credit risk which the Company is exposed to originates from: a) trade accounts receivable from retail customers, whole sale distributors and supermarket chains in the domestic market; b) accounts receivable from exports; and c) financial instruments maintained with Banks and financial institutions, such as demand deposits, mutual fund investments, instrument acquired under resale commitments and derivatives.

Domestic market

The credit risk related to trade accounts receivable from domestic markets is managed by the Credit and Collections Management Department, and is monitored by the Credit Committee of each business unit.

The domestic market mainly refers to accounts receivables in Chile and represents 64% of total trade accounts receivable (58% for the year ended December 31, 2024). The Company has a wide base of customers that are subject to the policies, procedures and controls established by the Company. Credit limits are established for all customers on the basis of an internal rating and their payment behavior. Outstanding trade accounts receivable are regularly monitored. In addition, the Company purchases credit insurance that covers 90% of individually significant accounts receivable balances, coverage that as of December 31, 2025 is equivalent to 83% (83% as of December 31, 2024) of total accounts receivable.

Overdue, but not impaired, trade accounts receivables represent customers that are less than 24 days average overdue (24 as of December 31, 2024).

As of December 31, 2025, the Company has approximately 1,808 customers (1,800 as of December 31, 2024) with more than Ch$ 10 million in debt each, which altogether represent approximately 90% (89% as of December 31, 2024) of total trade accounts receivable. There are 391 customers (373 customers as of December 31, 2024) with balances in excess of Ch$ 50 million each, representing approximately 79% (78% as of December 31, 2024) of the total accounts receivable. The 87% (88% as of December 31, 2024) of those accounts receivable are covered by credit insurance.

The Company sells its products through retail customers, wholesale distributors and supermarket chains, with a credit worthiness of 99% (99% as of December 31, 2024).

As of December 31, 2025 the Company has no significant guarantees from its customers.

The Company believes that no additional credit risk provisions other than the individual and collective provisions determined as of December 31, 2025, that amount to ThCh$ 6,432,884 (ThCh$ 7,785,695 for the year ended December 31, 2024), are needed since a large percentage of these are covered by insurance (See Note 10 - Trade and other receivable).

Exports market

The credit risk related to accounts receivable from exports is managed by the Head of Credit and Collections and is monitored by the Administration and Finance Management Department. VSPT’s export trade accounts receivable represent 8% of total trade accounts receivable (11% as of December 31, 2024). VSPT has a wide base of customers, in more than eighty countries, which are subject to the policies, procedures and controls established by VSPT. In addition, VSPT acquires credit insurance to cover 90% of individually significant accounts receivable. This coverage accounts for more than 88% (84% as of December 31, 2024) of total accounts receivable are covered. Pending payments of trade accounts receivable are regularly monitored. Apart from the credit insurance, having diversified sales in different countries decreases the credit risk.

As of December 31, 2025 there were 68 customers (85 customers as of December 31, 2024) with more than ThCh$ 65,000 of debt each, which represent 94% (95% as of December 31, 2024) of VSPT´s total export market accounts receivable.

Regarding VSPT’s export customers, overdue, but no impaired, trade accounts receivables are customers that are less than 24 days average overdue (43 days average as of December 31, 2024).

The Company believes that no credit risk provisions are necessary other than the individual and collective provisions determined as of December 31, 2025. See analysis of accounts receivable aging and losses due to impairment of accounts receivables (See Note 10 - Trade and other receivable).

Financial investments and derivatives

Financial investments correspond to time deposits, which are financial instruments acquired with repurchase agreements at fixed interest rate, maturing in less than three months placed in financial institutions in Chile, so there are not exposed to significant market risk. Derivatives are measured at fair value and traded only in the Chilean market. Since 2018, the amendment to IFRS 9, which requires changes to the valuation of derivative financial instruments considering the counterparty risk (CVA and DVA), is applied. The CVA and DVA effect is calculated using the probability of default of the counterparty or CCU, when applicable, assuming a 40% recovery rate for each derivative instrument. For CCU, the default probability is obtained from the spread of corporate bonds with the same credit risk rating than CCU, while for the counterparty, considers the sum between the Credit Default Swap (CDS) of Chile and the CDS of Citibank in the United States. As of December 31, 2025 the effect is not material.

Tax risk

Our businesses are subject to different taxes in the countries where we operate, including, among others, income taxes and specific taxes on alcoholic and non-alcoholic beverages. An increase in the rates of these taxes, or any other tax, or changes in the regulations of them, could negatively affect our sales and profitability.

Liquidity risk

The Company manages liquidity risk at a consolidated level. Cash flows from operating activities are the main source of liquidity. Additionally, the Company has the ability to issue debt and equity instruments in the capitals market based on our needs.

In order to manage short-term liquidity, the Company considers projected cash flows for a twelve-month moving period and maintains cash and cash equivalents available to meet its obligations.

Based on current operating performance and its liquidity position, the Company estimates that cash flows from operation activities and available cash will be sufficient to finance working capital, capital investments, interest payments, dividend payment and debt payment requirement for the next 12-months period and in the foreseeable future.

The Company’s financial liabilities maturities as of December 31, 2025 and 2024 based on non-discounted contractual cash flows are summarized as follows:

As of December 31, 2025	Book value (*)	Contractual flows maturities
		0 to 3 months	3 months to 1 year	Over 1 year to 3 years	Over 3 years to 5 years	More than 5 years	Total
	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$
Others financial liabilities (no derivative)
Bank borrowings	164,530,000	56,962,644	69,284,513	34,262,908	3,781,196	3,631,942	167,923,203
Bond payable	1,033,541,990	14,268,045	45,775,823	74,591,702	138,427,412	1,029,230,502	1,302,293,484
Lease liabilities	51,922,649	3,644,995	9,698,119	16,777,506	7,884,512	27,902,464	65,907,596
Deposits for return of bottles and containers	11,987,324	-	11,987,324	-	-	-	11,987,324
Sub-Total	1,261,981,963	74,875,684	136,745,779	125,632,116	150,093,120	1,060,764,908	1,548,111,607
Derivatives
Derivatives not designated as hedges	8,361,749	8,361,215	534	-	-	-	8,361,749
Derivatives designated as hedges	11,196,937	1,316,339	1,360,031	5,367,304	5,352,740	2,676,370	16,072,784
Sub-Total	19,558,686	9,677,554	1,360,565	5,367,304	5,352,740	2,676,370	24,434,533
Total	1,281,540,649	84,553,238	138,106,344	130,999,420	155,445,860	1,063,441,278	1,572,546,140
(*)	See current and non-current book value in Note 7 - Financial Instruments.

As of December 31, 2024	Book value (*)	Contractual flows maturities
		0 to 3 months	3 months to 1 year	Over 1 year to 3 years	Over 3 years to 5 years	More than 5 years	Total
	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$
Others financial liabilities (no derivative)
Bank borrowings	207,904,935	27,660,050	22,865,553	80,529,312	104,271,082	4,918,795	240,244,792
Bond payable	1,157,437,074	15,010,590	103,735,572	106,227,041	62,491,195	1,177,559,067	1,465,023,465
Lease liabilities	49,233,868	3,217,880	7,862,529	13,956,205	8,530,907	26,162,114	59,729,635
Deposits for return of bottles and containers	11,772,459	-	11,772,459	-	-	-	11,772,459
Sub-Total	1,426,348,336	45,888,520	146,236,113	200,712,558	175,293,184	1,208,639,976	1,776,770,351
Derivatives
Derivatives not designated as hedges	652,079	652,079	-	-	-	-	652,079
Derivatives designated as hedges	12,667,177	1,359,777	2,833,330	5,526,492	5,541,056	-	15,260,655
Sub-Total	13,319,256	2,011,856	2,833,330	5,526,492	5,541,056	-	15,912,734
Total	1,439,667,592	47,900,376	149,069,443	206,239,050	180,834,240	1,208,639,976	1,792,683,085
(*)	See current and non-current book value in Note 7 - Financial Instruments.